Exhibit 10.14

                  Supplemental Agreement No. 7

                               to

                   Purchase Agreement No. 1485

                             between

                       The Boeing Company

                               and

                     UNITED AIR LINES, INC.

            Relating to Boeing Model 757-222 Aircraft

       THIS SUPPLEMENTAL AGREEMENT, entered into as of the 12 day of July, 1996, by and between THE BOEING COMPANY, a Delaware corporation (hereinafter called Boeing), and UNITED AIR LINES, INC., a Delaware corporation with its principal office in Elk Grove Township, Illinois (hereinafter called Buyer);


                      W I T N E S S E T H:
                      -------------------

     WHEREAS, the parties hereto entered into Purchase Agreement 1485 dated as of October 25, 1988, relating to Boeing Model 757-222 aircraft, which agreement, as amended, together with all exhibits and specifications attached thereto and made a part thereof, is hereinafter called the "Purchase Agreement," (all capitalized terms used herein, unless otherwise specifically defined herein, shall have the meaning given to them in the Purchase Agreement) and

     [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH
THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:


P.A. No. 1485                S7-1


1. ARTICLE 1, Subject Matter of Sale, is hereby deleted in its entirety and replaced with a new Article 1 as follows:

"ARTICLE 1. Subject Matter of Sale, Boeing shall sell and deliver to Buyer, and Buyer shall purchase from Boeing, Ninety-Eight (98) Boeing Model 757-222 aircraft. Such aircraft are referred to individually and collectively as the "Block A Aircraft", "Block B Aircraft", "Block C Aircraft", "Block D Aircraft", "Block E Aircraft", "Block F Aircraft", Block G Aircraft", (as such aircraft are allocated variously among the separate groupings defined as Blocks A,B,C,D,E,F, and G in Article 2 of this Purchase Agreement (or in Letter Agreement 1485-5 hereto), "Aircraft" or "AIRCRAFT". The Block A, B, C, D Aircraft will be manufactured by Boeing in accordance with Boeing Detail Specification [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] the Block E Aircraft will be manufactured by Boeing in accordance with Boeing Detail Specification [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] and the Block F and G Aircraft will be manufactured by Boeing in accordance with Boeing Detailed Specification [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] (as described in Exhibit A, Exhibit A-1 and Exhibit A-2 attached hereto) as they may be modified from time to time in accordance with the terms and conditions of Article 7 herein. Such Detail Specifications as so modified are by this reference incorporated in this Agreement and is hereinafter referred to as the "Detail Specification" or "Detail Specifications" as applicable. In connection with the sale and purchase of the Aircraft, Boeing shall also deliver to Buyer other things under this Agreement including data, documents, training and services.

2. ARTICLE 2, Delivery of Aircraft; Title and Risk of Loss, is hereby modified by adding the Block G Aircraft schedule:

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]


P.A. No. 1485                S7-2


3.  Article 3.1 Basic Price, is hereby modified by revising
Article 3.1(i)(e) to read:


[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

4.  Article 3.2 Purchase Price is modified by revising Article
3.2(iii) to read:

     "the Engine Price Adjustment - Pratt & Whitney Blocks A, B,
     C and D Aircraft; Engine Price Adjustment - Pratt & Whitney
     Block E Aircraft; and Engine Price Adjustment - Pratt &
     Whitney {1995 Base Price} Block F and G Aircraft as determined pursuant to such Exhibit D, and"

5. ARTICLE 5, Payment, is hereby modified by revising the price for the Block F Aircraft and adding Block G Aircraft contained in
Article 5.1 to read:

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

6.  Exhibit A-3 is revised to read as set forth in Attachment
No. 1 hereto and incorporated herein by this reference.

7. On Page D-1 of Exhibit D, the definition of "P" is revised to read:

     "P" = Aircraft basic price (as set forth in Article 3.1 of the Agreement) less the base price of Engines (as defined in this Exhibit D) in the amount of:

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

8. On Page D-3 of Exhibit D, entitled Price Adjustment Due to Economic Fluctuations, the following "Months to be Utilized in Determining the Value of H & W" are added to the table following the reference to the December 1997 Month of Scheduled Delivery:


P.A. No. 1485                S7-3


Months of Scheduled
Aircraft Delivery as      Quantity        Months to be Utilized
Set Forth in Article         of            in Determining the
2.1 of the Agreement      Aircraft           Value of H & W
--------------------      --------           --------------

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

9.  In Exhibit D, the title:

           "ENGINE PRICE ADJUSTMENT - PRATT & WHITNEY
           ------------------------------------------
               (1995 BASE PRICE) BLOCK F AIRCRAFT"
               -----------------------------------

is revised to read:

           "ENGINE PRICE ADJUSTMENT - PRATT & WHITNEY
           ------------------------------------------
            (1995 BASE PRICE) BLOCK F AND G AIRCRAFT"
            -----------------------------------------

Section (a) thereof is revised to read:

"(a) The basic price of each Block F and G Aircraft set forth in this Agreement includes an aggregate price for PW2037M engines and all accessories, equipment and parts therefor provided by the engine manufacturer (collectively in this Exhibit D called Engines) of [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] The adjustment in Engine price applicable to each Block F and G Aircraft ("Engine Price Adjustment" herein) shall be determined at the time of each Block F and G Aircraft {hereinafter "Aircraft"} delivery in accordance with the following formula:"

10. Buyer agrees the invoice for each Block G Aircraft will contain a [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]charge pursuant to paragraph 13 of Letter Agreement No. 6-1162-TML-1205.

11. Boeing agrees to [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]for the two (2) each October 1999 and November 1999 Model 737 Aircraft pursuant to paragraph 7 of Letter Agreement No. 6-1162-TML-1205 in the


P.A. No. 1485                S7-4


aggregate [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY
WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST
FOR CONFIDENTIAL TREATMENT]

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

            Alternate
Delivery      APBP        Amount Owed   Credit From*   Difference
--------      ----        -----------   -----------    ----------

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

*See Paragraph no. 11


The difference will be refunded to Buyer in accordance with paragraph 6.D. of Letter Agreement No. 6-1162-TML-1205.

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]


P.A. No. 1485                S7-5


17. It is hereby agreed that this Supplemental Agreement No. 7 shall be treated as privileged and confidential under the terms of Letter Agreement 6-1162-GKW-132.

18. The Purchase Agreement shall be deemed to be supplemented to the extent herein provided and as so supplemented shall continue in full force and effect.

EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMPANY                 UNITED AIR LINES, INC.

By: /s/ M. O. Hurt                 By: /s/ Douglas Hacker
    --------------                     ------------------
Its: Attorney in Fact              Its: Senior Vice President and
                                        Chief Financial Officer


P.A. No. 1485                S7-6


Attachment No. 1
Supplemental Agreement No. 7
Purchase Agreement No. 1485
Page 1



                           EXHIBIT A-3

                               to

                   PURCHASE AGREEMENT NO. 1485

                             between

                       THE BOEING COMPANY

                               and

                     UNITED AIR LINES, INC.

              BLOCK F AND G AIRCRAFT CONFIGURATION
              ------------------------------------

       The Detail Specification, referred to in Article 1 of the Purchase Agreement for the Block F and G Aircraft, is Boeing [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], Rev. J, dated January 29, 1996, and as revised to include Pratt & Whitney [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]


P.A. No. 1485                S7-1


Supplemental Agreement No. 7
Purchase Agreement No. 1485



[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]


P.A. No. 1485                  1


Supplemental Agreement No. 7
Purchase Agreement No. 1485



[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]


P.A. No. 1485                  2